[PNC LOGO]







                     THE PNC FINANCIAL SERVICES GROUP, INC.



                        FINANCIAL SUPPLEMENT (UNAUDITED)
                               FIRST QUARTER 2003

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                        FINANCIAL SUPPLEMENT (UNAUDITED)
                               FIRST QUARTER 2003

                                                                            Page
                                                                         ------------
Consolidated Statement of Income                                                   1
Consolidated Balance Sheet                                                         2
Capital and Asset Quality Ratios                                                   2
Results of Businesses
     Summary                                                                       3
        Banking Businesses
           Regional Community Banking                                              4
           Wholesale Banking
                Corporate Banking                                                  5
                PNC Real Estate Finance                                            6
                PNC Business Credit                                                7
           PNC Advisors                                                            8
        Asset Management and Processing Businesses
           BlackRock                                                               9
           PFPC                                                                   10
Details of Net Interest Income and Net Interest Margin                            11
Details of Noninterest Income and Noninterest Expense                             12
Consolidated Average Balance Sheet                                                13
Details of Loans and Loans Held for Sale                                          14
Allowances For Credit Losses And Unfunded Loan
  Commitments And Letters of Credit                                               15
Details of Nonperforming Assets                                                16-17
Glossary of Terms                                                                 18
Business Definitions                                                              20


The information contained in this Financial Supplement is preliminary and based on data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. The PNC Financial Services Group, Inc. ("Corporation") does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. The Corporation's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Certain prior period amounts included in this Financial Supplement have been reclassified to conform to the current period presentation. In addition, amounts included in this Financial Supplement are presented on a continuing operations basis, unless otherwise noted.

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 1

CONSOLIDATED STATEMENT OF INCOME (Unaudited)


                                                                   March 31   December 31  September 30       June 30      March 31
For the three months ended - in millions, except per share data        2003          2002          2002          2002          2002
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                                $507          $540          $567          $588          $599
Securities                                                              143           150           140           149           177
Loans held for sale                                                      12            18            24            41            52
Other                                                                    30            33            38            26            30
------------------------------------------------------------------------------------------------------------------------------------
   Total interest income                                                692           741           769           804           858
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits                                                                132           149           162           172           176
Borrowed funds                                                           57            68            79            77            92
------------------------------------------------------------------------------------------------------------------------------------
   Total interest expense                                               189           217           241           249           268
------------------------------------------------------------------------------------------------------------------------------------
   Net interest income                                                  503           524           528           555           590
Provision for credit losses                                              36            65            73            89            82
------------------------------------------------------------------------------------------------------------------------------------
   Net interest income less provision for credit losses                 467           459           455           466           508
------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Asset management                                                        207           202           200           230           221
Fund servicing                                                          193           194           193           217           212
Service charges on deposits                                              57            61            57            55            54
Brokerage                                                                41            44            41            55            55
Consumer services                                                        59            61            62            61            55
Corporate services                                                      116           151           108           149           118
Equity management                                                        (4)          (14)          (22)          (13)           (2)
Net securities gains                                                     56             1            68            16             4
Other                                                                    70            66            64           100            73
------------------------------------------------------------------------------------------------------------------------------------
   Total noninterest income                                             795           766           771           870           790
------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Staff expense                                                           438           408           422           441           430
Net occupancy                                                            90            62            64            59            58
Equipment                                                                69            68            68            67            68
Marketing                                                                15            11            14            13            13
Distributions on capital securities                                      14            14            15            14            15
Other                                                                   230           228           207           245           223
------------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                            856           791           790           839           807
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before minority
   interest and income taxes                                            406           434           436           497           491
Minority interest in income of consolidated entities                     11            11             4            12            10
Income taxes                                                            133           145           147           165           164
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations                                    262           278           285           320           317
Income (loss) from discontinued operations (less
  applicable income tax benefit of $9)                                                (16)
------------------------------------------------------------------------------------------------------------------------------------
   Net income                                                          $262          $262          $285          $320          $317
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER COMMON SHARE
From continuing operations
   Basic                                                               $.93          $.97         $1.00         $1.13         $1.12
   Diluted                                                             $.92          $.97         $1.00         $1.12         $1.11
From net income
   Basic                                                               $.93          $.92         $1.00         $1.13         $1.12
   Diluted                                                             $.92          $.92         $1.00         $1.12         $1.11
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE COMMON SHARES OUTSTANDING
   Basic                                                                283           284           284           283           283
   Diluted                                                              284           286           285           285           285
====================================================================================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 2

CONSOLIDATED BALANCE SHEET  (Unaudited)


                                                                  March 31    December 31   September 30     June 30    March 31
In millions, except par value                                         2003           2002           2002        2002        2002
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                             $3,626         $3,201         $3,403      $2,839      $2,786
Federal funds sold                                                   1,913          1,847          3,031       1,100         710
Other short-term investments                                         2,012          1,811          1,730       1,795       1,395
Loans held for sale                                                  1,702          1,607          1,989       2,441       3,648
Securities                                                          14,973         13,763         12,536      12,313      11,092
Loans, net of unearned income of  $1,018,
    $1,075, $1,108, $1,104 and $1,136                               35,245         35,450         35,917      37,684      38,539
   Allowance for credit losses                                        (680)          (673)          (648)       (654)       (613)
---------------------------------------------------------------------------------------------------------------------------------
   Net loans                                                        34,565         34,777         35,269      37,030      37,926
Goodwill                                                             2,356          2,313          2,313       2,314       2,315
Other intangible assets                                                330            333            337         342         344
Other                                                                7,142          6,725          7,051       6,739       6,447
---------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                    $68,619        $66,377        $67,659     $66,913     $66,663
=================================================================================================================================

LIABILITIES
Deposits
   Noninterest-bearing                                             $11,263         $9,538        $10,130      $9,227      $8,686
   Interest-bearing                                                 35,818         35,444         34,830      35,200      36,224
---------------------------------------------------------------------------------------------------------------------------------
      Total deposits                                                47,081         44,982         44,960      44,427      44,910
Borrowed funds
   Federal funds purchased                                              34             38             35          37          34
   Repurchase agreements                                             1,082            814            988         971         827
   Bank notes and senior debt                                        3,850          4,400          4,962       5,434       5,480
   Federal Home Loan Bank borrowings                                 1,146          1,256          1,270       1,277       1,787
   Subordinated debt                                                 2,234          2,423          2,423       2,332       2,275
   Other borrowed funds                                                188            185            269         429         585
---------------------------------------------------------------------------------------------------------------------------------
      Total borrowed funds                                           8,534          9,116          9,947      10,480      10,988
Allowance for unfunded loan commitments
   and letters of credit                                                77             84             79          73          99
Accrued expenses                                                     2,023          2,046          2,077       1,865       1,575
Other                                                                3,020          2,172          2,776       2,620       2,081
---------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                60,735         58,400         59,839      59,465      59,653
---------------------------------------------------------------------------------------------------------------------------------

Minority interest                                                      244            270            255         210         183

Mandatorily redeemable capital securities of
     subsidiary trusts                                                 848            848            848         848         848

SHAREHOLDERS' EQUITY
Preferred stock                                                                                                                1
Common stock - $5 par value
   Authorized 800 shares, issued 353 shares                          1,764          1,764          1,764       1,764       1,764
Capital surplus                                                      1,102          1,101          1,103       1,102       1,090
Retained earnings                                                    7,311          7,187          7,062       6,913       6,730
Deferred benefit expense                                               (28)            (9)           (11)        (13)        (15)
Accumulated other comprehensive income (loss)                          293            321            325         170         (30)
Common stock held in treasury at cost:  71, 68,
    69, 69 and 69 shares                                            (3,650)        (3,505)        (3,526)     (3,546)     (3,561)
---------------------------------------------------------------------------------------------------------------------------------
   Total shareholders' equity                                        6,792          6,859          6,717       6,390       5,979
---------------------------------------------------------------------------------------------------------------------------------
   Total liabilities, minority interest, capital
      securities and shareholders' equity                          $68,619        $66,377        $67,659     $66,913     $66,663
=================================================================================================================================

CAPITAL RATIOS
Tier I risk-based (a)                                                  8.6%           8.8%           8.8%        8.2%        7.7%
Total risk-based (a)                                                  12.2           12.5           12.5        12.0        11.7
Leverage (a)                                                           8.0            8.1            7.8         7.4         6.9
Shareholders' equity to total assets                                  9.90          10.33           9.93        9.55        8.97
Common shareholders' equity to total assets                           9.89          10.32           9.91        9.53        8.95

ASSET QUALITY RATIOS
Nonperforming assets to total loans,
   loans held for sale and foreclosed assets                          1.10%          1.13%          1.08%       1.25%       1.04%
Nonperforming loans to total loans                                     .95            .87            .75         .86         .65
Allowance for credit losses to total loans                            1.93           1.90           1.80        1.74        1.59
Allowance for credit losses to nonperforming loans                     203            218            239         201         244
Net charge-offs to average loans (For the three months ended)          .42            .39            .79         .78         .43
=================================================================================================================================

(a) Estimated for March 31, 2003.

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 3

RESULTS OF BUSINESSES - SUMMARY (Unaudited) (a)
Three months ended - dollars in millions

                                                       March 31   December 31  September 30       June 30      March 31
EARNINGS (LOSS)                                            2003          2002          2002          2002          2002
------------------------------------------------------------------------------------------------------------------------
Banking Businesses
  Regional Community Banking                               $152          $152          $192          $176          $177
  Wholesale Banking
     Corporate Banking                                       42            33            30            54            33
     PNC Real Estate Finance                                 16            23            19            26            22
     PNC Business Credit                                     14            28             8             2             2
------------------------------------------------------------------------------------------------------------------------
       Total wholesale banking                               72            84            57            82            57
  PNC Advisors                                               16            13            20            31            33
------------------------------------------------------------------------------------------------------------------------
       Total banking businesses                             240           249           269           289           267
------------------------------------------------------------------------------------------------------------------------
Asset management and processing businesses
  BlackRock                                                  35            34            33            35            31
  PFPC                                                       12             8            19            21            17
------------------------------------------------------------------------------------------------------------------------
  Total asset management and processing
   businesses                                                47            42            52            56            48
------------------------------------------------------------------------------------------------------------------------
       Total business earnings                              287           291           321           345           315
Other                                                       (25)          (13)          (36)          (25)            2
------------------------------------------------------------------------------------------------------------------------
       Results from continuing operations                   262           278           285           320           317
------------------------------------------------------------------------------------------------------------------------
Discontinued operations                                                   (16)
------------------------------------------------------------------------------------------------------------------------
      Total consolidated                                   $262          $262          $285          $320          $317
========================================================================================================================


                                                         March 31    December 31    September 30         June 30       March 31
REVENUE (b)                                                  2003           2002            2002            2002           2002
--------------------------------------------------------------------------------------------------------------------------------
Banking Businesses
  Regional Community Banking                                 $518           $511            $577            $543           $551
  Wholesale Banking
     Corporate Banking                                        189            198             177             217            194
     PNC Real Estate Finance                                   56             58              55              65             51
     PNC Business Credit                                       44             49              43              45             45
--------------------------------------------------------------------------------------------------------------------------------
       Total wholesale banking                                289            305             275             327            290
   PNC Advisors                                               147            150             150             171            183
--------------------------------------------------------------------------------------------------------------------------------
       Total banking businesses                               954            966           1,002           1,041          1,024
--------------------------------------------------------------------------------------------------------------------------------
Asset management and processing businesses
  BlackRock                                                   143            137             137             157            146
  PFPC                                                        193            195             192             217            213
--------------------------------------------------------------------------------------------------------------------------------
  Total asset management and processing
   businesses                                                 336            332             329             374            359
--------------------------------------------------------------------------------------------------------------------------------
       Total business revenue                               1,290          1,298           1,331           1,415          1,383
Other                                                          11             (5)            (28)             13
--------------------------------------------------------------------------------------------------------------------------------
      Total consolidated                                   $1,301         $1,293          $1,303          $1,428         $1,383
================================================================================================================================

(a) See "Review of Businesses" within the Financial Review section of the Corporation's 2002 Annual Report to Shareholders for additional information regarding presentation of results for the Corporation's major businesses. The Corporation's line of business information is based on management information systems, assumptions and methodologies that are under review on an ongoing basis.

(b) Business revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC, which are presented on a book (GAAP) basis. A reconciliation of total consolidated revenue on a book basis to total consolidated revenue on a taxable-equivalent basis is as follows (in millions):

                                                   March 31   December 31  September 30       June 30      March 31
                                                       2003          2002          2002          2002          2002
                                                 -------------------------------------------------------------------
Total consolidated revenue, book (GAAP) basis        $1,298        $1,290        $1,299        $1,425        $1,380
Taxable-equivalent adjustment                             3             3             4             3             3
                                                 -------------------------------------------------------------------
   Total consolidated revenue,
        taxable-equivalent basis                     $1,301        $1,293        $1,303        $1,428        $1,383
                                                 ===================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 4

REGIONAL COMMUNITY BANKING (Unaudited)

Three months ended
Taxable-equivalent basis                        March 31       December 31      September 30           June 30          March 31
Dollars in millions                                 2003              2002              2002              2002              2002
---------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                 $317              $331              $337              $357              $384
Other noninterest income                             163               180               174               171               164
Net securities gains                                  38                                  66                15                 3
---------------------------------------------------------------------------------------------------------------------------------
    Total revenue                                    518               511               577               543               551
Provision for credit losses                            8                15                14                11                12
Noninterest expense                                  278               264               268               263               266
---------------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                  232               232               295               269               273
Income taxes                                          80                80               103                93                96
---------------------------------------------------------------------------------------------------------------------------------
    Earnings                                        $152              $152              $192              $176              $177
=================================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Consumer
       Home equity                                $7,675            $7,395            $7,236            $7,031            $6,733
       Indirect                                      438               458               508               567               633
       Other consumer                                546               582               610               641               697
---------------------------------------------------------------------------------------------------------------------------------
           Total consumer                          8,659             8,435             8,354             8,239             8,063
    Residential mortgage                           3,276             3,146             3,801             4,422             5,096
    Commercial                                     3,939             3,857             3,479             3,547             3,511
    Vehicle leasing                                1,336             1,464             1,606             1,752             1,895
    Other                                            117               115               118               121               122
---------------------------------------------------------------------------------------------------------------------------------
           Total loans                            17,327            17,017            17,358            18,081            18,687
Securities                                        12,504            11,982            10,216            10,165            12,206
Education and other loans held for sale            1,197             1,215             1,181             1,397             1,488
Assigned assets and other assets                   7,961             8,661            10,433             9,446             6,368
---------------------------------------------------------------------------------------------------------------------------------
           Total assets                          $38,989           $38,875           $39,188           $39,089           $38,749
=================================================================================================================================
Deposits
    Noninterest-bearing demand                    $5,264            $5,242            $5,063            $4,996            $4,879
    Interest-bearing demand                        6,112             6,191             5,990             5,993             6,053
    Money market                                  12,361            12,184            12,293            12,348            12,292
---------------------------------------------------------------------------------------------------------------------------------
           Total transaction deposits             23,737            23,617            23,346            23,337            23,224
    Savings                                        1,976             1,950             1,978             1,996             1,924
    Certificates                                   9,360             9,653            10,016            10,209            10,310
---------------------------------------------------------------------------------------------------------------------------------
          Total deposits                          35,073            35,220            35,340            35,542            35,458
Other liabilities                                  1,285             1,035             1,204               911               675
Assigned capital                                   2,631             2,620             2,644             2,636             2,616
---------------------------------------------------------------------------------------------------------------------------------
          Total funds                            $38,989           $38,875           $39,188           $39,089           $38,749
=================================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                            23%               23%               29%               27%               27%
Noninterest income to total revenue                   39                35                42                34                30
Efficiency                                            54                52                46                48                48
=================================================================================================================================
OTHER INFORMATION (a)
Total nonperforming assets                           $86               $82               $65               $65               $59
Vehicle leasing outstandings, net
   of unearned income                             $1,239            $1,386            $1,511            $1,661            $1,805
Net charge-offs                                      $13               $15               $17               $12               $12
Net gains on loans held for sale                      $1               $10                $3                $9                $1
Average FTEs                                       9,404             9,610             9,721             9,598             9,699
ATMs                                               3,594             3,550             3,450             3,350             3,300
Branches                                             713               714               714               713               714
Financial consultants                                674               645               626               650               580
Business banking centers                             193               193               188               158               140
Checking relationships                         1,555,000         1,542,000         1,538,000         1,494,000         1,465,000
Online banking users                             647,287           606,752           563,471           508,608           466,213
Deposit households using online banking             38.6%             36.6%             34.7%             32.6%             30.8%
=================================================================================================================================

(a) Presented as of period-end, except for net charge-offs, net gains on loans held for sale and average full-time equivalent employees (FTEs).

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 5

WHOLESALE BANKING - CORPORATE BANKING (Unaudited)

Three months ended
Taxable-equivalent basis                   March 31     December 31    September 30         June 30        March 31
Dollars in millions                            2003            2002            2002            2002            2002
--------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                             $76             $78             $88             $88             $95
Noninterest income                              113             120              89             129              99
--------------------------------------------------------------------------------------------------------------------
    Total revenue                               189             198             177             217             194
Provision for credit losses                      15              64              44              49              46
Noninterest expense                             109              87              89              86              97
--------------------------------------------------------------------------------------------------------------------
    Pretax earnings                              65              47              44              82              51
Income taxes                                     23              14              14              28              18
--------------------------------------------------------------------------------------------------------------------
    Earnings                                    $42             $33             $30             $54             $33
====================================================================================================================
AVERAGE BALANCE SHEET
Loans                                        $8,604          $8,821          $9,468          $9,701          $9,930
Loans held for sale                             291             464             804           1,717           2,519
Other assets                                  2,755           3,133           3,065           2,873           2,768
--------------------------------------------------------------------------------------------------------------------
    Total assets                            $11,650         $12,418         $13,337         $14,291         $15,217
====================================================================================================================
Deposits                                     $5,097          $4,906          $4,746          $4,600          $4,475
Assigned funds and other liabilities          5,679           6,581           7,589           8,620           9,601
Assigned capital                                874             931           1,002           1,071           1,141
--------------------------------------------------------------------------------------------------------------------
    Total funds                             $11,650         $12,418         $13,337         $14,291         $15,217
====================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                       19%             14%             12%             20%             12%
Noninterest income to total revenue              60              61              50              59              51
Efficiency                                       58              44              50              40              50
====================================================================================================================
OTHER INFORMATION (a)
Total nonperforming assets                     $166            $187            $158            $261            $191
Net charge-offs                                 $18             $15             $51             $55             $16
Average FTEs                                  1,971           2,109           2,086           2,092           2,206
INSTITUTIONAL LENDING REPOSITIONING
  Loans held for sale
    Credit exposure                            $315            $564            $964          $1,822          $3,519
    Outstandings                               $155            $245            $415            $920          $1,714
  Exit portfolio
    Credit exposure                            $349            $413            $611          $1,178          $1,945
    Outstandings                                 $4                             $12             $12            $113
  Net gains on loans held for sale              $17             $55             $21             $50             $29
====================================================================================================================

(a) Presented as of period-end, except for net charge-offs, net gains on loans held for sale and average full-time equivalent employees (FTEs).

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 6

WHOLESALE BANKING - PNC REAL ESTATE FINANCE (Unaudited)

Three months ended
Taxable-equivalent basis                           March 31      December 31     September 30          June 30        March 31
Dollars in millions except as noted                    2003             2002             2002             2002            2002
-------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                     $28              $30              $27              $30             $30
Noninterest income
    Commercial mortgage banking                          19               19               14               14              18
    Other                                                 9                9               14               21               3
-------------------------------------------------------------------------------------------------------------------------------
     Total noninterest income                            28               28               28               35              21
-------------------------------------------------------------------------------------------------------------------------------
    Total revenue                                        56               58               55               65              51
Provision for credit losses                               8               (3)              (2)                              (5)
Noninterest expense                                      38               41               45               38              36
-------------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                      10               20               12               27              20
Minority interest benefit                                                                  (2)
Income tax (benefit) expense                             (6)              (3)              (5)               1              (2)
-------------------------------------------------------------------------------------------------------------------------------
    Earnings                                            $16              $23              $19              $26             $22
===============================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Commercial real estate                           $2,052           $2,167           $2,279           $2,245          $2,228
    Commercial - real estate related                  1,397            1,463            1,407            1,462           1,555
-------------------------------------------------------------------------------------------------------------------------------
        Total loans                                   3,449            3,630            3,686            3,707           3,783
Commercial mortgages held for sale                      315              327              193              246             318
Other loans held for sale                                53               94              106              155             211
Other assets                                            950              970              907              881             862
-------------------------------------------------------------------------------------------------------------------------------
    Total assets                                     $4,767           $5,021           $4,892           $4,989          $5,174
===============================================================================================================================
Deposits                                               $950             $892             $789             $699            $617
Assigned funds and other liabilities                  3,454            3,746            3,714            3,893           4,158
Assigned capital                                        363              383              389              397             399
-------------------------------------------------------------------------------------------------------------------------------
    Total funds                                      $4,767           $5,021           $4,892           $4,989          $5,174
===============================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                               18%              24%              19%              26%             22%
Noninterest income to total revenue                      50               48               51               54              41
Efficiency                                               68               71               82               58              71
===============================================================================================================================
OTHER INFORMATION (a)
Total nonperforming assets                              $12               $2               $3               $6             $12
Net (recoveries) charge-offs                                                              $(1)                             $(5)
Average FTEs                                            770              780              788              795             792
Commercial mortgage servicing portfolio (b)             $75              $74              $74              $71             $69
Gains on sales of commercial mortgages (c)               $9              $11               $5               $5              $8
INSTITUTIONAL LENDING REPOSITIONING
   Loans held for sale
      Credit exposure                                   $19              $49              $68             $124            $320
      Outstandings                                      $19              $44              $55             $105            $234
   Exit portfolio
      Credit exposure                                   $25              $25              $25              $25             $25
      Outstandings                                       $5               $4              $13               $6
   Net gains (losses) on loans held for sale             $1              $(3)                              $12             $(6)
===============================================================================================================================


(a) Presented as of period-end, except for net (recoveries) charge-offs, net gains (losses) on loans held for sale and average full-time equivalent employees
(FTEs).

(b) In billions.

(c) Included in "commercial mortgage banking" in the income statement above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 7

WHOLESALE BANKING - PNC BUSINESS CREDIT (Unaudited)

Three months ended
Taxable-equivalent basis                           March 31      December 31     September 30          June 30        March 31
Dollars in millions                                    2003             2002             2002             2002            2002
-------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                     $32              $33              $35              $33             $33
Noninterest income                                       12               16                8               12              12
-------------------------------------------------------------------------------------------------------------------------------
    Total revenue                                        44               49               43               45              45
Provision for credit losses                               7               (8)              15               29              28
Noninterest expense                                      14               12               14               13              14
-------------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                      23               45               14                3               3
Income tax expense                                        9               17                6                1               1
-------------------------------------------------------------------------------------------------------------------------------
    Earnings                                            $14              $28               $8               $2              $2
===============================================================================================================================
AVERAGE BALANCE SHEET
Loans                                                $3,381           $3,490           $3,524           $3,641          $3,484
Loans held for sale                                      18               23               71               86              92
Other assets                                            229              225              219              251             241
-------------------------------------------------------------------------------------------------------------------------------
     Total assets                                    $3,628           $3,738           $3,814           $3,978          $3,817
===============================================================================================================================
Deposits                                                $82             $102              $88              $78             $68
Assigned funds and other liabilities                  3,309            3,392            3,476            3,643           3,500
Assigned capital                                        237              244              250              257             249
-------------------------------------------------------------------------------------------------------------------------------
    Total funds                                      $3,628           $3,738           $3,814           $3,978          $3,817
===============================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                               24%              46%              13%               3%              3%
Noninterest income to total revenue                      27               33               19               27              27
Efficiency                                               32               24               33               29              31
===============================================================================================================================
OTHER INFORMATION (a)
Total nonperforming assets                             $139             $142             $179             $164            $172
Net charge-offs                                          $5               $6               $4               $5             $17
NBOC put option liability                               $49              $57              $78              $86            $107
NBOC put option valuation income (b)                     $6               $9               $4              $10              $5
Marketing locations                                      24               23               23               24              23
Average FTEs                                            250              249              249              248             217
INSTITUTIONAL LENDING REPOSITIONING
   Loans held for sale
      Credit exposure                                   $10              $13              $46              $73             $35
      Outstandings                                       $7               $9              $25              $41             $27
   Net gains (losses) on loans held for sale            $(3)                              $(4)             $(7)
===============================================================================================================================

(a) Presented as of period-end, except for net charge-offs, net gains (losses) on loans held for sale and average full-time equivalent employees (FTEs).

(b) Included in noninterest income.

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 8

PNC ADVISORS (Unaudited)

Three months ended
Taxable-equivalent basis                                      March 31    December 31   September 30        June 30       March 31
Dollars in millions except as noted                               2003           2002           2002           2002           2002
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                                $21            $24            $24            $26            $26
Noninterest income
    Investment management and trust                                 76             76             76             90             92
    Brokerage                                                       26             29             29             34             39
    Other                                                           24             21             21             21             26
-----------------------------------------------------------------------------------------------------------------------------------
       Total noninterest income                                    126            126            126            145            157
-----------------------------------------------------------------------------------------------------------------------------------
    Total revenue                                                  147            150            150            171            183
Provision for credit losses                                                         1              2              1
Noninterest expense                                                122            129            116            122            130
-----------------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                                 25             20             32             48             53
Income taxes                                                         9              7             12             17             20
-----------------------------------------------------------------------------------------------------------------------------------
   Earnings                                                        $16            $13            $20            $31            $33
===================================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Consumer                                                    $1,280         $1,264         $1,251         $1,226         $1,170
    Residential mortgage                                           327            394            464            535            613
    Commercial                                                     439            439            433            495            475
    Other                                                          284            276            314            341            349
-----------------------------------------------------------------------------------------------------------------------------------
       Total loans                                               2,330          2,373          2,462          2,597          2,607
Other assets                                                       540            417            410            419            435
-----------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                $2,870         $2,790         $2,872         $3,016         $3,042
===================================================================================================================================
Deposits                                                        $2,085         $2,016         $1,955         $2,000         $2,058
Assigned funds and other liabilities                               263            243            406            495            455
Assigned capital                                                   522            531            511            521            529
-----------------------------------------------------------------------------------------------------------------------------------
    Total funds                                                 $2,870         $2,790         $2,872         $3,016         $3,042
===================================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                          12%            10%            16%            24%            25%
Noninterest income to total revenue                                 86             84             84             85             86
Efficiency                                                          83             86             77             71             71
===================================================================================================================================
ASSETS UNDER MANAGEMENT (a)
Personal investment management and trust                           $40            $41            $40            $45            $48
Institutional trust                                                  9              9             10             11             12
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                           $49            $50            $50            $56            $60
-----------------------------------------------------------------------------------------------------------------------------------
Asset Type
Equity                                                             $25            $26            $26            $31            $36
Fixed income                                                        16             17             17             18             17
Liquidity                                                            8              7              7              7              7
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                           $49            $50            $50            $56            $60
===================================================================================================================================
OTHER INFORMATION (b)
Total nonperforming assets                                          $5             $5             $4             $4             $4
Net charge-offs                                                                    $1             $2             $1
Brokerage assets administered (In billions)                        $31            $32            $31            $33            $29
Full service brokerage offices                                     102            106            108            109            113
Financial consultants                                              585            615            621            644            669
Margin loans                                                      $247           $260           $257           $297           $301
Average FTEs                                                     3,290          3,317          3,319          3,347          3,421
===================================================================================================================================

(a) In billions; excludes brokerage assets administered.

(b) Presented as of period-end, except for net charge-offs and average full-time equivalent employees (FTEs).

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 9

BLACKROCK (Unaudited)

Three months ended                        March 31   December 31  September 30       June 30      March 31
Dollars in millions except as noted           2003          2002          2002          2002          2002
-----------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Investment advisory and
  administrative fees                         $127          $122          $122          $144          $132
Other income                                    16            15            15            13            14
-----------------------------------------------------------------------------------------------------------
   Total revenue                               143           137           137           157           146
Operating expense                               81            74            74            90            83
Fund administration
   and servicing costs                           8             8             8            12            13
-----------------------------------------------------------------------------------------------------------
    Total expense                               89            82            82           102            96
-----------------------------------------------------------------------------------------------------------
     Operating income                           54            55            55            55            50
Nonoperating income                              3             2             1             4             3
-----------------------------------------------------------------------------------------------------------
    Pretax earnings                             57            57            56            59            53
Income taxes                                    22            23            23            24            22
-----------------------------------------------------------------------------------------------------------
    Earnings                                   $35           $34           $33           $35           $31
===========================================================================================================
PERIOD-END BALANCE SHEET
Goodwill and other intangible assets          $183          $183          $181          $181          $181
Other assets                                   653           681           609           553           486
-----------------------------------------------------------------------------------------------------------
    Total assets                              $836          $864          $790          $734          $667
===========================================================================================================
Liabilities                                   $168          $229          $194          $173          $144
Stockholders' equity                           668           635           596           561           523
-----------------------------------------------------------------------------------------------------------
    Total liabilities and
     stockholders' equity                     $836          $864          $790          $734          $667
===========================================================================================================
PERFORMANCE DATA
Return on equity                                22%           22%           23%           25%           25%
Operating margin (a)                            40            43            43            38            38
Diluted earnings per share                    $.54          $.52          $.51          $.53          $.48
===========================================================================================================
ASSETS UNDER MANAGEMENT (in billions)
Separate accounts
   Fixed income                               $168          $157          $146          $141          $124
   Liquidity                                     6             6             5             6             5
   Liquidity - securities lending                6             6             6             6            10
   Equity                                        9            10             8            10             9
   Alternative investment products               6             5             6             5             6
-----------------------------------------------------------------------------------------------------------
      Total separate accounts                  195           184           171           168           154
Mutual funds (b)
   Fixed income                                 20            19            19            17            16
   Liquidity                                    56            66            52            59            60
   Equity                                        3             4             4             6             8
-----------------------------------------------------------------------------------------------------------
      Total mutual funds                        79            89            75            82            84
-----------------------------------------------------------------------------------------------------------
   Total assets under management              $274          $273          $246          $250          $238
===========================================================================================================
OTHER INFORMATION
Average FTEs                                   872           867           848           800           774
===========================================================================================================

(a) Calculated as operating income divided by total revenue less fund administration and servicing costs. A reconciliation of this presentation to operating margin calculated on a GAAP basis (operating income divided by total revenue) follows in millions:

Operating income                                       $54         $55         $55         $55         $50
                                                   --------------------------------------------------------
Total revenue                                         $143        $137        $137        $157        $146
   Less fund administration and servicing costs          8           8           8          12          13
                                                   --------------------------------------------------------
Revenue used for operating margin calculation,
as reported                                           $135        $129        $129        $145        $133
Operating margin, as reported                           40%         43%         43%         38%         38%
Operating margin, GAAP basis                            38%         40%         40%         35%         34%
-----------------------------------------------------------------------------------------------------------

PNC believes that operating margin, as reported, is an effective indicator of management's ability to effectively employ BlackRock's resources. Fund administration and servicing costs have been excluded from the operating margin calculation because these costs are a fixed, asset-based expense which can fluctuate based on the discretion of a third party.

(b) Includes BlackRock Funds, BlackRock Provident Institutional Funds, BlackRock Closed End Funds, Short Term Investment Funds and BlackRock Global Funds.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 10

PFPC (Unaudited)

Three months ended                                      March 31     December 31    September 30         June 30        March 31
Dollars in millions except as noted                         2003            2002            2002            2002            2002
---------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Fund servicing revenue                                      $193            $195            $192            $217            $213
Operating expense                                            162             168             164             167             170
(Accretion)/amortization of
  other intangibles, net                                      (4)             (5)             (4)             (5)             (5)
---------------------------------------------------------------------------------------------------------------------------------
    Operating income                                          35              32              32              55              48
Nonoperating income (a)                                        2               2               2               2               4
Debt financing                                                17              21              22              22              23
Adjustment to facilities consolidation charge                                                (19)
---------------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                           20              13              31              35              29
Income taxes                                                   8               5              12              14              12
---------------------------------------------------------------------------------------------------------------------------------
    Earnings                                                 $12              $8             $19             $21             $17
=================================================================================================================================
AVERAGE BALANCE SHEET
Goodwill and other intangible assets                      $1,025          $1,022          $1,025          $1,030          $1,036
Other assets                                                 840             857             868             902             812
---------------------------------------------------------------------------------------------------------------------------------
    Total assets                                          $1,865          $1,879          $1,893          $1,932          $1,848
=================================================================================================================================
Assigned funds and other liabilities                      $1,657          $1,671          $1,685          $1,724          $1,640
Assigned capital                                             208             208             208             208             208
---------------------------------------------------------------------------------------------------------------------------------
    Total funds                                           $1,865          $1,879          $1,893          $1,932          $1,848
=================================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                    23%             15%             36%             40%             33%
Operating margin (b)                                          18              16              27              25              23
=================================================================================================================================
SERVICING STATISTICS
   Accounting/administration net assets (c)
      Domestic                                              $542            $481            $464            $485            $520
      Foreign (d)                                             31              29              25              28              23
---------------------------------------------------------------------------------------------------------------------------------
         Total                                              $573            $510            $489            $513            $543
=================================================================================================================================
   Custody assets (c)                                       $347            $336            $311            $323            $339
   Shareholder accounts (in millions)                         48              51              52              51              49
=================================================================================================================================
OTHER INFORMATION
Average FTEs                                               5,437           5,538           5,772           5,979           6,046
=================================================================================================================================

(a) Net of nonoperating expense.

(b) Operating income divided by total (fund servicing) revenue. For the quarter ended September 30, 2002, operating margin is computed as the sum of operating income and adjustment to facilities consolidation charge divided by total revenue.

(c) In billions.

(d) Represents net assets serviced offshore.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 11

DETAILS OF NET INTEREST INCOME AND NET INTEREST MARGIN (Unaudited)

Taxable-equivalent basis

                                                                        Quarter ended
                                             ----------------------------------------------------------------
NET INTEREST INCOME                           March 31  December 31   September 30      June 30     March 31
In millions                                       2003         2002           2002         2002         2002
-------------------------------------------------------------------------------------------------------------
Interest income
   Loans and fees on loans                        $509         $542           $570         $591         $601
   Securities                                      144          150            141          149          178
   Loans held for sale                              12           18             24           41           52
   Other                                            30           34             38           26           30
-------------------------------------------------------------------------------------------------------------
      Total interest income                        695          744            773          807          861
-------------------------------------------------------------------------------------------------------------
Interest expense
   Deposits                                        132          149            162          172          176
   Borrowed funds                                   57           68             79           77           92
-------------------------------------------------------------------------------------------------------------
      Total interest expense                       189          217            241          249          268
-------------------------------------------------------------------------------------------------------------
      Net interest income (a)                     $506         $527           $532         $558         $593
=============================================================================================================

Lending revenue to total revenue (b)                22%          27%            22%          24%          22%


                                                                         Quarter ended
                                            --------------------------------------------------------------------
NET INTEREST MARGIN                          March 31     December 31    September 30      June 30     March 31
                                                 2003            2002            2002         2002         2002
----------------------------------------------------------------------------------------------------------------
Average yields/rates
   Yield on earning assets
      Loans and fees on loans                    5.82%           6.03%           6.13%        6.20%        6.28%
      Securities                                 4.41            4.67            5.10         5.39         5.47
      Loans held for sale                        2.65            3.48            4.43         5.07         4.85
      Other                                      3.05            3.68            3.47         3.07         6.38
         Total yield on earning assets           5.17            5.45            5.64         5.78         5.99
   Rate on interest-bearing liabilities
      Deposits                                   1.51            1.68            1.84         1.92         1.97
      Borrowed funds                             2.63            2.93            3.16         2.83         2.80
         Total rate on interest-bearing
           liabilities                           1.73            1.94            2.13         2.13         2.19
----------------------------------------------------------------------------------------------------------------
         Interest rate spread                    3.44            3.51            3.51         3.65         3.80
   Impact of noninterest-bearing sources          .32             .36             .37          .34          .32
----------------------------------------------------------------------------------------------------------------
        Net interest margin                      3.76%           3.87%           3.88%        3.99%        4.12%
================================================================================================================

(a) A reconciliation of net interest income as reported in the Consolidated Statement of Income to net interest income on a taxable-equivalent basis follows:

                                                                           Quarter ended
                                                 -----------------------------------------------------------------
In millions                                       March 31   December 31   September 30      June 30     March 31
                                                      2003          2002           2002         2002         2002
                                                 -----------------------------------------------------------------
Net interest income, GAAP basis                       $503          $524           $528         $555         $590
Taxable-equivalent adjustment                            3             3              4            3            3
                                                 -----------------------------------------------------------------
Net interest income, taxable-equivalent basis         $506          $527           $532         $558         $593

(b) The lending revenue to total revenue ratio is the sum of net interest income and noninterest income from loans, loans held for sale and related noninterest-earning assets and noninterest-bearing liabilities attributable to the lending function divided by the sum of consolidated net interest income and noninterest income. For the quarters ended March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002, this ratio had previously been reported by using taxable-equivalent net interest income. The ratios for those quarters have been restated to conform to the current period presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 12

DETAILS OF NONINTEREST INCOME AND NONINTEREST EXPENSE (Unaudited)
In millions

                                                                                    Quarter ended
                                                   ------------------------------------------------------------------------------
NONINTEREST INCOME                                  March 31      December 31     September 30          June 30         March 31
                                                        2003             2002             2002             2002             2002
---------------------------------------------------------------------------------------------------------------------------------
Asset management                                        $207             $202             $200             $230             $221
Fund servicing                                           193              194              193              217              212
Service charges on deposits                               57               61               57               55               54
Brokerage                                                 41               44               41               55               55
Consumer services                                         59               61               62               61               55
Corporate services                                       116              151              108              149              118
Equity management                                         (4)             (14)             (22)             (13)              (2)
Net securities gains                                      56                1               68               16                4
Other                                                     70               66               64              100               73
---------------------------------------------------------------------------------------------------------------------------------
   Total noninterest income                             $795             $766             $771             $870             $790
=================================================================================================================================
Net gains on institutional loans held for
sale (included in "Corporate services"
above)                                                   $15              $52              $17              $55              $23

Noninterest income to total revenue (a)                   61%              59%              59%              61%              57%


                                                                            Quarter ended
                                                  ----------------------------------------------------------------------
NONINTEREST EXPENSE                                March 31    December 31   September 30        June 30       March 31
                                                       2003           2002           2002           2002           2002
------------------------------------------------------------------------------------------------------------------------
Staff expense                                          $438           $408           $422           $441           $430
Net occupancy                                            90             62             64             59             58
Equipment                                                69             68             68             67             68
Marketing                                                15             11             14             13             13
Distributions on capital securities                      14             14             15             14             15
Other                                                   230            228            207            245            223
------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                           $856           $791           $790           $839           $807
========================================================================================================================

Legal and consulting fees related to
regulatory compliance and legal
proceedings (included in "Other" above)                  $2            $10             $8             $2            $10

Efficiency (b)                                           66%            61%            61%            59%            58%

========================================================================================================================

(a) Calculated as total noninterest income divided by the sum of net interest income and noninterest income. For the quarters ended March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002, the ratio had previously been reported by using taxable-equivalent net interest income. The ratios for those quarters have been restated to conform to the current period presentation.

(b) The efficiency ratio for all periods presented is computed as noninterest expense divided by the sum of net interest income and noninterest income. For the quarters ended March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002, the efficiency ratio had previously been reported by excluding amortization expense and distributions on capital securities from the calculation and had used taxable-equivalent net interest income. The efficiency ratios for those quarters have been restated to conform to the current period presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 13

CONSOLIDATED AVERAGE BALANCE SHEET (Unaudited)


                                                        March 31     December 31    September 30         June 30        March 31
Three months ended - in millions                            2003            2002            2002            2002            2002
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Loans held for sale                                    $1,782          $1,985          $2,125          $3,235          $4,276
   Securities                                             13,078          12,852          11,108          11,035          13,011
   Loans, net of unearned income
      Commercial                                          15,050          15,426          15,698          16,311          16,264
      Commercial real estate                               2,265           2,382           2,501           2,470           2,452
      Consumer                                             9,974           9,739           9,649           9,509           9,278
      Residential mortgage                                 3,619           3,554           4,296           4,979           5,756
      Lease financing                                      3,909           4,000           4,124           4,244           4,327
      Other                                                  363             356             419             402             394
---------------------------------------------------------------------------------------------------------------------------------
      Total loans, net of unearned income                 35,180          35,457          36,687          37,915          38,471
   Other                                                   3,958           3,631           4,322           3,457           1,867
---------------------------------------------------------------------------------------------------------------------------------
      Total interest-earning assets                       53,998          53,925          54,242          55,642          57,625
Allowance for credit losses                                 (682)           (655)           (665)           (625)           (567)
Other noninterest-earning assets                          12,639          12,572          12,281          11,443          11,171
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                                       $65,955         $65,842         $65,858         $66,460         $68,229
=================================================================================================================================

LIABILITIES, MINORITY INTEREST, CAPITAL SECURITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities
   Interest-bearing deposits
      Demand and money market                            $22,826         $22,395         $21,994         $22,147         $21,802
      Savings                                              2,058           2,020           2,050           2,067           1,994
      Retail certificates of deposit                       9,638           9,977          10,347          10,518          10,608
      Other time                                             350             312             307             948             827
      Deposits in foreign offices                            497             370             299             243             867
---------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing deposits                     35,369          35,074          34,997          35,923          36,098
   Borrowed funds                                          8,702           9,045           9,826          10,862          13,172
---------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing liabilities                  44,071          44,119          44,823          46,785          49,270
Demand and other noninterest-bearing deposits              9,017           9,030           8,665           8,406           8,288
Allowance for unfunded loan commitments
   and letters of credit                                      84              79              73              98              70
Accrued expenses and other liabilities                     4,928           4,829           4,754           4,027           3,675
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                   58,100          58,057          58,315          59,316          61,303
Minority interest                                            251             261             218             192             177
Mandatorily redeemable capital securities
   of subsidiary trusts                                      848             848             848             848             848
Shareholders' equity                                       6,756           6,676           6,477           6,104           5,901
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities, minority interest, capital
     securities and shareholders' equity                 $65,955         $65,842         $65,858         $66,460         $68,229

=================================================================================================================================
Supplemental average balance sheet information
----------------------------------------------

Federal funds sold                                        $1,813          $1,426          $2,212          $1,532             $80
---------------------------------------------------------------------------------------------------------------------------------
Interest-bearing deposits                                $35,369         $35,074         $34,997         $35,923         $36,098
Demand and other noninterest-bearing deposits              9,017           9,030           8,665           8,406           8,288
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS                                     $44,386         $44,104         $43,662         $44,329         $44,386
---------------------------------------------------------------------------------------------------------------------------------
Interest-bearing demand and money market deposits        $22,826         $22,395         $21,994         $22,147         $21,802
Demand and other noninterest-bearing deposits              9,017           9,030           8,665           8,406           8,288
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL TRANSACTION DEPOSITS                         $31,843         $31,425         $30,659         $30,553         $30,090
---------------------------------------------------------------------------------------------------------------------------------
Common Shareholders' Equity                               $6,746          $6,666          $6,467          $6,094          $5,891
---------------------------------------------------------------------------------------------------------------------------------


THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 14

DETAILS OF LOANS AND LOANS HELD FOR SALE (Unaudited)

LOANS

                                                        March 31      December 31     September 30          June 30      March 31
Period ended-in millions                                    2003             2002             2002             2002          2002
----------------------------------------------------------------------------------------------------------------------------------
Commercial
   Manufacturing                                          $3,685           $3,454           $3,726           $3,838        $4,066
   Retail/wholesale                                        4,147            4,161            4,247            4,333         4,368
   Service providers                                       1,978            1,906            1,986            2,016         2,131
   Real estate related                                     1,441            1,481            1,554            1,583         1,664
   Financial services                                      1,255            1,218            1,252            1,326         1,289
   Communications                                            110              124              115              110           111
   Health care                                               422              458              450              471           487
   Other                                                   2,035            2,185            2,042            2,548         2,362
----------------------------------------------------------------------------------------------------------------------------------
      Total commercial                                    15,073           14,987           15,372           16,225        16,478
----------------------------------------------------------------------------------------------------------------------------------
Commercial real estate
   Mortgage                                                  492              517              516              546           561
   Real estate project                                     1,749            1,750            1,958            1,963         1,891
----------------------------------------------------------------------------------------------------------------------------------
     Total commercial real estate                          2,241            2,267            2,474            2,509         2,452
----------------------------------------------------------------------------------------------------------------------------------
Consumer
   Home equity                                             8,435            8,108            7,905            7,654         7,358
   Automobile                                                476              484              540              607           683
   Other                                                   1,209            1,262            1,283            1,325         1,346
----------------------------------------------------------------------------------------------------------------------------------
      Total consumer                                      10,120            9,854            9,728            9,586         9,387
----------------------------------------------------------------------------------------------------------------------------------
Residential mortgage                                       3,627            3,921            3,829            4,750         5,420
Lease financing
   Vehicles                                                1,346            1,521            1,676            1,859         2,039
   Equipment                                               3,500            3,560            3,537            3,422         3,432
----------------------------------------------------------------------------------------------------------------------------------
      Total lease financing                                4,846            5,081            5,213            5,281         5,471
----------------------------------------------------------------------------------------------------------------------------------
Other                                                        356              415              409              437           467
Unearned income                                           (1,018)          (1,075)          (1,108)          (1,104)       (1,136)
----------------------------------------------------------------------------------------------------------------------------------
                    Total, net of unearned income        $35,245          $35,450          $35,917          $37,684       $38,539
==================================================================================================================================
WHOLESALE LENDING STATISTICS
Portfolio composition-total exposure
   Investment grade equivalent or better                      52%              53%
   Non-investment grade-secured lending                       24               24
   Non-investment grade                                       24               23
----------------------------------------------------------------------------------
      Total                                                  100%             100%
----------------------------------------------------------------------------------
Client relationships >$50 million-total exposure         $13,618          $13,758
Client relationships >$50 million-customers                  149              143
==================================================================================================================================
CONSUMER LOAN STATISTICS(a)
Net charge-offs to loans                                     .24%             .24%             .31%             .22%          .19%
==================================================================================================================================

LOANS HELD FOR SALE

                                           March 31     December 31    September 30         June 30        March 31
Period ended - in millions                     2003            2002            2002            2002            2002
--------------------------------------------------------------------------------------------------------------------
Institutional lending repositioning            $181            $298            $495          $1,066          $1,975
Education loans                               1,243           1,035           1,225           1,123           1,532
Other                                           278             274             269             252             141
--------------------------------------------------------------------------------------------------------------------
   Total                                     $1,702          $1,607          $1,989          $2,441          $3,648
====================================================================================================================

INSTITUTIONAL LENDING REPOSITIONING

                                  March 31     December 31    September 30         June 30        March 31
Period ended - in millions            2003            2002            2002            2002            2002
-----------------------------------------------------------------------------------------------------------
Loans held for sale
   Credit exposure                    $344            $626          $1,078          $2,019          $3,874
   Outstandings                        181             298             495           1,066           1,975
Exit portfolio
   Credit exposure                     374             438             636           1,203           1,970
   Outstandings                          9               4              25              18             113
===========================================================================================================

(a) Includes consumer, residential mortgage and vehicle leasing.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 15

ALLOWANCES FOR CREDIT LOSSES AND UNFUNDED LOAN COMMITMENTS AND LETTERS OF CREDIT (Unaudited)

CHANGE IN ALLOWANCE FOR CREDIT LOSSES

                                                     March 31     December 31    September 30         June 30        March 31
Three months ended - in millions                         2003            2002            2002            2002            2002
------------------------------------------------------------------------------------------------------------------------------
Beginning balance                                        $673            $648            $654            $613            $560
Charge-offs
   Commercial                                             (32)            (27)            (62)            (66)            (39)
   Commercial real estate                                                  (1)                                             (2)
   Consumer                                               (10)            (10)            (10)            (10)            (10)
   Residential mortgage                                                                    (3)             (1)             (1)
   Lease financing                                         (8)             (5)            (10)             (5)             (5)
------------------------------------------------------------------------------------------------------------------------------
      Total charge-offs                                   (50)            (43)            (85)            (82)            (57)
Recoveries
   Commercial                                              10               3               9               4              10
   Commercial real estate                                                   1
   Consumer                                                 3               3               3               4               4
   Residential mortgage                                                                                                     1
   Lease financing                                          1               1                                               1
------------------------------------------------------------------------------------------------------------------------------
      Total recoveries                                     14               8              12               8              16
Net charge-offs
   Commercial                                             (22)            (24)            (53)            (62)            (29)
   Commercial real estate                                                                                                  (2)
   Consumer                                                (7)             (7)             (7)             (6)             (6)
   Residential mortgage                                                                    (3)             (1)
   Lease financing                                         (7)             (4)            (10)             (5)             (4)
------------------------------------------------------------------------------------------------------------------------------
      Total net charge-offs                               (36)            (35)            (73)            (74)            (41)
Provision for credit losses                                36              65              73              89              82
Acquired allowance (NBOC acquisition)                                                                                      41
Net change in allowance for unfunded loan
   commitments and letters of credit                        7              (5)             (6)             26             (29)
------------------------------------------------------------------------------------------------------------------------------
   Ending balance                                        $680            $673            $648            $654            $613
==============================================================================================================================

CHANGE IN ALLOWANCE FOR UNFUNDED LOAN COMMITMENTS AND LETTERS OF CREDIT

                                                    March 31    December 31  September 30       June 30       March 31
Three months ended - in millions                        2003           2002          2002          2002           2002
-----------------------------------------------------------------------------------------------------------------------
Beginning Balance                                        $84            $79           $73           $99            $70
     Net change in allowance for unfunded
        loan commitments and letters of credit            (7)             5             6           (26)            29
-----------------------------------------------------------------------------------------------------------------------
      Ending Balance                                     $77            $84           $79           $73            $99
=======================================================================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 16

DETAILS OF NONPERFORMING ASSETS (Unaudited)

NONPERFORMING ASSETS BY TYPE

                                                             March 31    December 31   September 30        June 30       March 31
Period ended - in millions                                       2003           2002           2002           2002           2002
----------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
   Commercial                                                    $250           $226           $232           $285           $225
   Commercial real estate                                          13              7              5              3              5
   Consumer                                                        11             11             12             11              2
   Residential mortgage                                             7              7              5              6              6
   Lease financing                                                 51             57             15             18             13
----------------------------------------------------------------------------------------------------------------------------------
       Total nonaccrual loans                                     332            308            269            323            251
Troubled debt restructured loan                                     3              1              2              2
----------------------------------------------------------------------------------------------------------------------------------
       Total nonperforming loans                                  335            309            271            325            251
Nonperforming loans held for sale (a)                              61             97            125            162            175
Foreclosed and other assets
   Commercial real estate                                                                                                       1
   Residential mortgage                                             6              6              6              5              3
   Other                                                            6              6              7              8              8
----------------------------------------------------------------------------------------------------------------------------------
      Total foreclosed and other assets                            12             12             13             13             12
----------------------------------------------------------------------------------------------------------------------------------
         Total nonperforming assets (b)                          $408           $418           $409           $500           $438
----------------------------------------------------------------------------------------------------------------------------------

Nonperforming loans to total loans                                .95%           .87%           .75%           .86%           .65%
Nonperforming assets to total loans, loans held
   for sale and foreclosed assets                                1.10           1.13           1.08           1.25           1.04
Nonperforming assets to total assets                              .59            .63            .60            .75            .66
==================================================================================================================================
(a) Includes troubled debt restructured loans held
for sale                                                          $12            $17            $11
(b) Excludes equity management assets carried at
estimated fair value (March 31, 2003, December 31,
2002 and September 30, 2002 amounts include
troubled debt restructured assets of $3 million, $12
million and $13 million, respectively)                            $30            $40            $42            $29            $18


CHANGE IN NONPERFORMING ASSETS

                                                Three months
March 31, 2003 - in millions                           ended
-------------------------------------------------------------
Beginning of period                                     $418
Transferred from accrual                                 111
Returned to performing                                    (1)
Principal reductions and payoffs                         (55)
Asset sales                                              (18)
Charge-offs and valuation adjustments                    (47)
-------------------------------------------------------------
   March 31                                             $408
=============================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 17

DETAILS OF NONPERFORMING ASSETS (Unaudited)

NONPERFORMING ASSETS BY BUSINESS

                                               March 31   December 31  September 30       June 30      March 31
Period ended - in millions                         2003          2002          2002          2002          2002
----------------------------------------------------------------------------------------------------------------
REGIONAL COMMUNITY BANKING
--------------------------
Nonperforming loans                                 $76           $72           $56           $56           $52
Foreclosed and other assets                          10            10             9             9             7
                                              ------------------------------------------------------------------
   Total                                            $86           $82           $65           $65           $59
                                              ------------------------------------------------------------------

WHOLESALE BANKING-CORPORATE BANKING
-----------------------------------
Nonperforming loans                                $114          $104           $57          $126           $62
Nonperforming loans held for sale                    52            83            99           133           127
Foreclosed and other assets                                                       2             2             2
                                              ------------------------------------------------------------------
   Total                                           $166          $187          $158          $261          $191
                                              ------------------------------------------------------------------

WHOLESALE BANKING-PNC REAL ESTATE FINANCE
-----------------------------------------
Nonperforming loans                                 $10            $2            $3            $3            $5
Nonperforming loans held for sale                     2                                         3             6
Foreclosed and other assets                                                                                   1
                                              ------------------------------------------------------------------
   Total                                            $12            $2            $3            $6           $12
                                              ------------------------------------------------------------------

WHOLESALE BANKING-PNC BUSINESS CREDIT
-------------------------------------
Nonperforming loans                                $130          $126          $151          $136          $128
Nonperforming loans held for sale                     7            14            26            26            42
Foreclosed and other assets                           2             2             2             2             2
                                              ------------------------------------------------------------------
   Total                                           $139          $142          $179          $164          $172
                                              ------------------------------------------------------------------

PNC ADVISORS
------------
Nonperforming loans                                  $5            $5            $4            $4            $4
                                              ------------------------------------------------------------------
   Total                                             $5            $5            $4            $4            $4
                                              ------------------------------------------------------------------

CONSOLIDATED TOTALS
-------------------
Nonperforming loans                                $335          $309          $271          $325          $251
Nonperforming loans held for sale                    61            97           125           162           175
Foreclosed and other assets                          12            12            13            13            12
                                              ------------------------------------------------------------------
   Total                                           $408          $418          $409          $500          $438
                                              ==================================================================

LARGEST NONPERFORMING ASSETS AT MARCH 31, 2003 - IN MILLIONS

                                    PNC                          Corporate Banking                     PNC Business Credit
------------------------------------------------------------------------------------------------------------------------------------
Ranking               Outstandings    Industry              Outstandings    Industry            Outstandings     Industry
------------------------------------------------------------------------------------------------------------------------------------
   1                      $68         Retail/Wholesale              $44     Service Provider        $68          Retail Wholesale
   2                       44         Service Provider               20     Manufacturing            16          Manufacturing
   3                       20         Manufacturing                  12     Manufacturing             8          Manufacturing
   4                       16         Manufacturing                  11     Finance                   7          Manufacturing
   5                       12         Manufacturing                   9     Communications            7          Manufacturing
   6                       11         Finance                         8     Manufacturing             4          Manufacturing
   7                        9         Communications                  7     Manufacturing             4          Retail/Wholesale
   8                        8         Manufacturing                   4     Manufacturing             4          Service Provider
   9                        8         Construction                    4     Communications            3          Manufacturing
  10                        8         Manufacturing                   4     Service Provider          3          Manufacturing
------------------------------------------------------------------------------------------------------------------------------------
Total                    $204                                      $123                            $124
------------------------------------------------------------------------------------------------------------------------------------

As a percent of nonperforming
  assets                   50%                                       74%                             89%
====================================================================================================================================

GLOSSARY OF TERMS

Accounting/administration net assets - Domestic and foreign assets for which PNC provides accounting and administrative services.

Annualized - Adjusted to reflect a full year of activity.

Assets under management - Assets held by PNC in a fiduciary capacity for customers/clients. These assets are not included on PNC's balance sheet.

Assigned capital - Economic capital assignments based on management's assessment of inherent risks and equity levels at independent companies providing similar products and services in order to present the financial results of each business as if each business operated on a stand-alone basis.

Charge-off - Process of removing a loan or portion of a loan from a bank's balance sheet because the loan is considered uncollectible. A charge-off also is recorded when a loan is transferred to held for sale and the loan's market value is less than its carrying amount. This difference is a charge-off.

Common shareholders' equity to total assets - Common shareholders' equity divided by total assets. Common shareholders' equity equals total shareholders' equity less preferred stock and the portion of capital surplus and retained interest related to the preferred stock.

Custody assets - Assets held on behalf of a customer under a safekeeping arrangement and that are not reported on PNC's balance sheet. Assets held in custody accounts at other institutions on behalf of PNC are included in the appropriate asset categories as if held in the physical custody of PNC.

Discontinued operations - A discontinued operation is a component of an enterprise that, pursuant to a single plan, is disposed of substantially in its entirety. The component represents a separate major line of business and can be distinguished operationally and for financial reporting purposes. During 2000, PNC entered an agreement to sell its residential mortgage banking business and the sale closed in the first quarter of 2001. Final settlement of all issues in dispute with the buyer in connection with the sale occurred in January 2003 and was reflected in fourth quarter 2002 results.

Efficiency ratio - Noninterest expense divided by the sum of net interest income and noninterest income.

Institutional lending repositioning - A strategic action to build a more diverse and valuable business mix designed to create shareholder value over time by reducing lending leverage and improving the risk/return characteristics of the banking business.

Leverage ratio - Tier I risk-based capital divided by adjusted average total assets.

Net interest margin - Annualized taxable-equivalent net interest income divided by average earning assets.

Noninterest income to total revenue - Total noninterest income divided by total revenue. Total noninterest income includes asset management, fund servicing, service charges on deposits, brokerage, consumer services, corporate services, equity management, net securities gains (losses) and other noninterest income. Total revenue includes total noninterest income plus net interest income.

Nonperforming assets - Nonperforming assets include nonaccrual loans, troubled debt restructurings, nonaccrual loans held for sale and foreclosed assets.

Nonperforming loans - Nonperforming loans include loans to commercial, lease financing, consumer, commercial real estate and residential mortgage customers as well as troubled debt restructured loans. Nonperforming loans do not include nonaccrual loans held for sale or foreclosed assets.

Operating margin - Operating income divided by total revenue.

Return on assigned capital - Annualized net income divided by assigned capital.

Return on average assets - Annualized earnings divided by average assets. Earnings can be from net income or continuing operations, as indicated in PNC's disclosures.

Return on average equity - Annualized earnings divided by average shareholders' equity. Earnings can be from net income or continuing operations, as indicated in PNC's disclosures.

Securitization - The process by which financial assets are transformed into securities.

Shareholders' equity to total assets - Total shareholders' equity divided by total assets.

Taxable-equivalent interest - The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In order to provide accurate comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets is increased to make them fully equivalent to other taxable interest income investments.

Tier I risk-based capital - Tier I capital equals: total shareholders' equity, plus trust preferred capital securities, plus certain minority interest that are held by others; less goodwill and certain intangible assets, less equity investments in nonfinancial companies and less net unrealized holding losses on available-for-sale equity securities. Net unrealized holding gains on available-for-sale equity securities, net unrealized holding gains (losses) on available-for-sale debt securities and net unrealized holding gains (losses) on cash flow hedge derivatives are excluded from total shareholders' equity for Tier I capital purposes.

Total risk-based capital - Tier I risk-based capital plus qualifying senior and subordinated debt, other minority interest not qualified as Tier 1, and the allowance for credit losses, subject to certain limitations.

Total deposits - The sum of total transaction deposits, savings accounts, certificates of deposit, other time deposits and deposits in foreign offices.

Total transaction deposits - The sum of noninterest-bearing demand deposits, interest-bearing demand deposits and money market accounts.

Business Definitions

- Regional Community Banking provides deposit, lending, cash management and investment services to two million consumer and small business customers within PNC's geographic footprint.

- Wholesale Banking includes the results for Corporate Banking, PNC Real Estate Finance and PNC Business Credit.

    - Corporate Banking provides credit, equipment leasing, treasury management and capital markets products and services to mid-sized corporations, government entities and selectively to large corporations primarily within PNC's geographic region. Treasury management activities, which include cash and investment management, receivables management, disbursement services and global trade services; capital markets products, which include foreign exchange, derivatives trading and loan syndications; and equipment leasing products are offered through Corporate Banking and sold by several businesses across the Corporation.

    - PNC Real Estate Finance specializes in financial solutions for the acquisition, development, permanent financing and operation of commercial real estate nationally. PNC Real Estate Finance offers treasury and investment management, access to the capital markets, commercial mortgage loan servicing and other products and services to clients that develop, own, manage, or invest in commercial real estate. PNC's commercial real estate financial services platform provides processing services through Midland Loan Services, Inc., a leading third-party provider of loan servicing and technology to the commercial real estate finance industry. Columbia Housing Partners, LP is a national syndicator of affordable housing equity.

    - PNC Business Credit provides asset-based lending, treasury management and capital markets products and services to middle market customers nationally. PNC Business Credit's lending services include loans secured by accounts receivable, inventory, machinery and equipment, and other collateral, and its customers include manufacturing, wholesale, distribution, retailing and service industry companies.

- PNC Advisors provides a full range of tailored investment, trust and banking products and services to affluent individuals and families, including full-service brokerage through J.J.B. Hilliard, W.L.Lyons, Inc. and investment consulting and trust services to the ultra-affluent through Hawthorn. PNC Advisors also serves as investment manager and trustee for employee benefit plans and charitable and endowment assets and provides defined contribution plan services and investment options through its Vested Interest(R) product.

- BlackRock is one of the largest publicly traded investment management firms in the United States. BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of fixed income, liquidity and equity mutual funds, separate accounts and alternative investment products. Mutual funds include the flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) brand name.

- PFPC is the largest full-service mutual fund transfer agent and second largest provider of mutual fund accounting and administration services in the United States, offering a wide range of fund services to the investment management industry. PFPC also provides processing solutions to the international marketplace through its Ireland and Luxembourg operations.